UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 5, 2016

Alphabet Holding Company, Inc.

(Exact name of registrant as specified in charter)

333-186802

(Commission File Number)

DELAWARE	27-3085103
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

2100 Smithtown Avenue
Ronkonkoma, New York	11779
(Address of principal executive offices)	(Zip Code)

(631) 567-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure

On May 5, 2016, NBTY, Inc. (the “Company”), a wholly owned subsidiary of Alphabet Holding Company, Inc. (“Holdings”), completed its offering of $1,075 million in aggregate principal amount of 7.625% Senior Notes due 2021 (the “Notes”) in a private placement (the “Offering”) exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The proceeds from the Offering, together with the proceeds from the Company’s new $1,330 million senior secured term loan facility, new £350 million senior secured term loan facility and borrowings under its new $400 million asset-based lending facility (collectively, the “new senior secured credit facilities”) and cash on hand, were applied to repay all outstanding borrowings under the Company’s existing senior secured credit facilities and pay related transaction fees and expenses. In addition, the Company used a portion of the proceeds to satisfy and discharge the indenture governing the Company’s $650 million outstanding aggregate principal amount of 9% Senior Notes due 2018, which will be redeemed in full on May 16, 2016, and to make a distribution to Holdings, which in turn used such proceeds to satisfy and discharge the indenture governing Holdings’ $1,000 million outstanding aggregate principal amount of 7.75%/8.50% Contingent Cash Pay Senior Notes due 2017, which will be redeemed in full on May 16, 2016.

Cautionary Note Regarding Forward-Looking Statements

This Current Report may contain “forward-looking statements” within the meaning of securities laws. Any forward-looking statements involve risks, uncertainties and assumptions. Although the Company believes that these forward-looking statements and the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. Forward-looking statements include information concerning the Company’s liquidity and its possible or assumed future results of operations, including descriptions of the Company’s business plan and strategies and benefits the Company expects to achieve as a result of acquisitions, divestitures, the financing and other transactions discussed herein. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” “suggests” or similar expressions. These statements are based on current expectations, plans and assumptions that the Company has made in light of its experience in the industry and its perceptions of historical trends, current conditions, expected future developments and other factors the Company believes are appropriate under the circumstances as of the date hereof. The Company does not have any obligation to and does not intend to update or revise any forward-looking statements included herein, whether as a result of new information, future events or otherwise. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward-looking statements contained herein as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond the Company’s control.

This Form 8-K is furnished to comply with Item 7.01 of Form 8-K. This Form 8-K is not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Form 8-K be deemed incorporated by reference in any filing under the Securities Act (except as shall be expressly set forth by specific reference in such filing).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 5, 2016

Alphabet Holding Company, Inc.

By:	/s/ Dipak Golechha
Dipak Golechha
Chief Financial Officer